Summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Basis of Presentation and Principles of Consolidation
Basis of presentation and principles of consolidation
These consolidated financial statements include the results of the Company and its wholly owned subsidiaries and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated in consolidation.
On April 28, 2021, we effected an approximately 8.25-for-1 forward split of our issued and outstanding shares of common stock, par value $0.0001 per share. As a result of the forward stock split, one (1) share of common stock issued and outstanding was automatically increased to approximately 8.25 shares of issued and outstanding common stock, without any change in the par value per share. All information related to common stock, stock options, restricted stock awards and earnings per share have been retroactively adjusted to give effect to the forward stock split for all periods presented, unless otherwise indicated.
We currently operate in one business segment, the manufacturing and servicing of Voyager Tracker.

Liquidity
Liquidity
We have incurred cumulative losses since inception and have a history of cash outflows from operations. At December 31, 2021, we had $102.2 million of cash on hand and $100 million of unused borrowing capacity under our existing revolving credit facility described in Note 9 below. The revolving credit facility includes a financial condition covenant stating we are required to maintain a minimum liquidity limit of $125 million for each quarter. After considering this financial condition covenant, we have $77.2 million of available liquidity as of December 31, 2021. We have no material long-term obligations requiring the use of cash and have positive working capital as of December 31, 2021 .
Our costs are affected by certain component costs including steel, motors and micro-chips, as well as transportations costs. Current market conditions that constrain supply of materials and disrupt the flow of materials from international vendors impact the cost of our products and services. These cost increases impact our operating margins. We are taking steps to expand and diversify our manufacturing partnerships and we are implementing alternative modes of transportation to mitigate the impact of the current headwinds in the global supply chain and logistics markets.
Management believes that our existing capital, which includes our cash on hand, as well as our unused borrowing capacity under our revolving credit facility is sufficient for us to fund our operations for at least one year from the date of issuance of these consolidated financial statements. While management believes that the Company’s existing sources of liquidity are adequate to fund operations through at least twelve months from the date the financials are issued, we may need to issue additional debt or obtain new equity financing to fund operations in the future beyond the next twelve months should our use of cash to fund operations continue at levels experienced during 2021.

Use of Estimates
Use of estimates
Preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenue and expenses during the period. Estimates are used for calculating the measure of progress of Voyager tracker projects and deriving the standalone selling prices of the individual performance obligations when determining amounts to recognize for revenue, estimating allowances for doubtful accounts and slow-moving and obsolete inventory, determining useful lives of noncurrent assets and the estimated fair value of those assets for impairment assessments, and estimating the fair value of investments, stock compensation awards, warranty liabilities and federal and state taxes and contingencies. We base our estimates on historical experience and anticipated results, trends, and various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. Actual results could differ from those estimates.

Cash and cash equivalents
Cash and cash equivalents
We consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. We regularly maintain cash balances that exceed federally insured amounts, but we have experienced no losses associated with these amounts to date.

Restricted Cash
Restricted cash
Cash balances that are legally, contractually or otherwise restricted as to withdrawal or usage are considered restricted cash. At December 31, 2020, our restricted cash represented cash collateral posted with providers of letters of credit.

Accounts receivable, net
Accounts receivable, net
Trade receivables are recorded at invoiced amounts, net of allowances for doubtful accounts if applicable, and do not bear interest. We generally do not require collateral from our customers; however, in certain circumstances, we may require letters of credit, other collateral, additional guarantees or advance payments. The allowance for doubtful accounts is based on our assessment of the collectability of our customer accounts. We regularly review our accounts receivable that remain outstanding past their applicable payment terms and establish allowances or make potential write-offs by considering certain factors such as historical experience, industry data, credit quality, age of balances and current economic conditions that may affect a customers’ ability to pay.
Receivables arising from revenue recognized in excess of billings represents our unconditional right to consideration before customers are invoiced due to the level of progress obtained as of period end on our contracts to install Voyager tracker systems and related equipment. Further information may be found below in our revenue recognition policy.

Inventories, net
Inventories, net
Inventories are stated at the lower of cost or net realizable value, with costs computed on a first-in, first-out basis. The Company periodically reviews its inventories for excess and obsolete items and adjusts carrying costs to estimated net realizable values when they are determined to be less than cost.

Leases
Leases
We adopted Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842), as amended (“ASC 842”), effective January 1, 2019. Under ASC 842, we make a determination whether a contract is a lease or contains a lease at the inception of the contract and will reassess that conclusion if the contract is modified. All leases are assessed for classification as an operating lease or a finance lease. Operating lease right-of-use (“ROU”) assets are reflected on the Company's Consolidated Balance Sheets. Operating lease liabilities are separated into a current portion, which is included in other current liabilities, and a noncurrent portion which is reflected separately on the Company's Consolidated Balance Sheets. The Company does not have any finance lease ROU assets or liabilities.
ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. The Company does not obtain and control its right to use the identified asset until the lease commencement date.
Our lease liabilities are recognized at the applicable lease commencement date based on the present value of the lease payments required to be paid over the lease term. Because the rate implicit in the lease is not readily determinable, we generally use our incremental borrowing rate to discount the lease payments to present value. The estimated incremental borrowing rate is derived from information available at the lease commencement date. We factor in publicly available data for instruments with similar characteristics when calculating our incremental borrowing rates. The Company's ROU assets are also recognized at the applicable lease commencement date. The ROU asset equals the carrying amount of the related lease liability, adjusted for any lease payments made prior to lease commencement and lease incentives provided by the lessor. Variable lease payments are expensed as incurred and do not factor into the measurement of the applicable ROU asset or lease liability.
The term of our leases equals the non-cancellable period of the lease, including any rent-free periods provided by the lessor, and also include options to renew or extend the lease (including by not terminating the lease) that we are reasonably certain to exercise. We establish the term of each lease at lease commencement and reassess that term in subsequent periods when one of the triggering events outlined in ASC 842 occurs. Our operating lease cost for the lease payments is recognized on a straight-line basis over the lease term.
Our lease contracts often include lease and non-lease components. For facility leases, we elected the practical expedient offered by the standard to not separate lease from non-lease components and, therefore, account for them as a single lease component. For our other contracts that include leases, the Company accounts for the lease and non-lease components separately.
We have elected, for all classes of underlying assets, not to recognize ROU assets and lease liabilities for leases with a term of twelve months or less. Lease cost for short-term leases is recognized on a straight-line basis over the lease term.

Property and equipment, net
Property and equipment, net
Cost
Property and equipment are stated at cost, net of accumulated depreciation. When assets are retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is recorded in the Consolidated Statements of Operations and Comprehensive Loss. Maintenance and repair costs that do not extend the useful life or improve an asset, are expensed as incurred.
Third-party and internal personnel costs during the application development stage of software developed or obtained for internal use are capitalized. Costs incurred during the preliminary planning stage and post-implementation of new software systems projects, including data conversion and training costs, are expensed as incurred.
Depreciation
We depreciate our property and equipment using the straight-line method over their estimated useful lives, which generally are as follows:
Category	Depreciation period (in years)
Leasehold improvements	3
Field equipment	5
Information technology equipment	3
Tooling	3
Capitalized software	3
Impairment
We review our long-lived assets that are held for use for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable or that its useful life may be shorter than previously expected. If such impairment indicators are present or other factors exist that indicate the carrying amount of the asset may not be recoverable, the Company determines whether an impairment has occurred through the use of an undiscounted cash flow analysis of the asset at the lowest level for which identifiable cash flows exist. If an impairment has occurred, the Company recognizes a loss for the difference between the carrying amount and the fair value of the asset, which in most cases is estimated based upon Level 3 unobservable inputs. If the asset is determined to have a remaining useful life shorter than previously expected, an adjustment for the shorter remaining life will be made for purposes of recognizing future depreciation expense. Assets are classified as held for sale when the Company has a plan, approved by the appropriate levels of management, for disposal of such assets and those assets are stated at the lower of carrying value or estimated fair value less estimated costs to sell.

Intangible assets, net
Intangible assets, net
Intangible assets consist of developed technology in the form of software tools, licenses, and intellectual property, which are amortized over the period of their estimated useful lives, generally 3 years, using the straight-line method. At December 31, 2021, and 2020, our intangible assets were fully amortized. We evaluate intangible assets for impairment using the method described above under “Impairment”.

Equity Method Investments
Equity method investments
We use the equity method of accounting for investment in which we have the ability to exercise significant influence, but not control, over operating and financial policies of the investee. Our proportionate share of the net income or loss of these investees is included in our Consolidated Statements of Operations and Comprehensive Loss. Judgment regarding the level of influence over each equity method investment includes considering key factors such as our ownership interest, legal form of the investee, representation on the board of directors, participation in policy-making decisions and material intra-entity transactions.
We evaluate equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment might not be recoverable. Factors considered by the Company when reviewing an equity method investment for impairment include the length of time and the extent to which the fair value of the equity method investment has been less than its cost, the investee’s financial condition and near-term prospects and the intent and ability to hold the investment for a period of time sufficient to allow for anticipated recovery. An impairment that is other-than temporary is recognized in the period identified.
We account for distributions received from equity method investees under the “nature of the distribution” approach. Under this approach, distributions received from equity method investees are classified on the basis of the nature of the activity or activities of the investee that generated the distribution as either a return on investment (classified as cash inflows from operating activities) or a return of investment (classified as cash inflows from investing activities).

Deferred costs
Deferred costs
Debt issue costs
Legal, consulting, banking, accounting and other fees that are incremental and directly related to establishment of our revolving line of credit agreement have been capitalized and included as a component of other assets. These costs are being amortized to interest expense over the term of the revolving line of credit agreement on a straight-line basis. Debt discount and issue costs paid to lenders and third parties relating to outstanding debt, if any, are deferred and included as a reduction in the carrying amount of the debt. These deferred costs will be amortized as additional interest expense over the life of the debt using the interest method or on a straight-line basis, if not materially different.
Offering costs
Legal, consulting, banking, accounting and other fees that are incremental and directly related to anticipated equity offerings are capitalized as incurred and offset against proceeds received upon consummation of the offering as a component of additional paid-in capital. In the event an anticipated offering is terminated, such costs will be expensed.

Warranty
Warranty
Typically, the sale of Voyager Tracker projects includes parts warranties to customers as part of the overall price of the product. We provide standard assurance type warranties for our products for periods generally ranging from five to ten years. We record a provision for estimated warranty expenses in cost of sales, net of amounts recoverable from manufacturers under their warranty obligations to us. We do not maintain general or unspecified reserves; all warranty reserves are related to specific projects. All actual or estimated material costs incurred for warranty services in subsequent periods are charged to those established reserves.
While we periodically monitor our warranty activities and claims, if actual costs incurred were to be different from our estimates, we would recognize adjustments to our warranty reserves in the period in which those differences arise or are identified.

Stock-Based Compensation
Stock-based compensation
We recognize compensation expense for all share-based payment awards made, including stock options and restricted stock, based on the estimated fair value of the award on the grant date, in the accompanying consolidated statement of operations and comprehensive loss. We calculate the fair value of stock options using the Black-Scholes Option-Pricing model, while the fair value of restricted stock grants is based on the estimated fair value of the Company's common stock on the date of grant. Since completion of our IPO, we consider the closing price of our stock, as reported on the Nasdaq Global Market, to be the fair value of our stock on the grant date.
The Black-Scholes model relies on various assumptions, in addition to the exercise price of the option and the value of our common stock on the date of grant. These assumptions include:
Expected Term: The expected term represents the period that the Company’s stock-based awards are expected to be outstanding and is calculated as the average of the option vesting and contractual terms, based on the simplified method. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the options.
Expected Volatility: Since the Company did not have a trading history of its common stock prior to our IPO and since such trading history subsequent to our IPO is limited, the expected volatility is derived from the average historical stock volatilities of several public companies within the Company’s industry that it considers to be comparable to its business over a period equivalent to the expected term of the stock option grants.
Risk-Free-Interest-Rate: The Company bases the risk-free interest rate on the implied yield available on US Treasury zero-coupon issues with a remaining term equivalent to the expected term.
Expected Dividend: The Company has not issued any dividends in its history and does not expect to issue dividends over the life of the options and, therefore, has estimated the dividend yield to be zero.
Forfeitures are accounted for as they occur. For service-based awards, stock-based compensation is recognized using the straight-line attribution approach over the requisite service period. For performance-based awards, stock-based compensation is recognized based on graded vesting over the requisite service period when the performance condition is probable of being achieved.

Income taxes
Income taxes
Pursuant to ASC 740, Accounting for Income Taxes, we use the asset and liability method for accounting for income taxes. Under this method, we recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the respective carrying amounts and tax basis of our assets and liabilities. Deferred tax balances are adjusted to reflect tax rates based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period of the enactment date.
We establish valuation allowances when necessary to reduce deferred tax assets to the amounts expected to be realized. On a quarterly basis, we evaluate the need for, and the adequacy of, valuation allowances based on the expected realization of our deferred tax assets. The factors used to assess the likelihood of realization include our latest forecast of future taxable income, available tax planning strategies that could be implemented, reversal of taxable temporary differences and carryback potential to realize the net deferred tax assets.
We account for uncertain tax positions in accordance with authoritative guidance which prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Our evaluations of tax positions consider various factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, information obtained during in-process audit activities and changes in facts or circumstances related to a tax position. We accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense.

Functional currency
Functional currency
The reporting currency of the Company is the U.S. dollar. We determine the functional currency of each subsidiary in accordance with ASC 830, Foreign Currency Matters, based on the currency of the primary economic environment in which each subsidiary operates. We translate the assets and liabilities of our non-U.S. dollar functional currency subsidiaries into U.S. dollars using exchange rates in effect at the end of each period. Revenues and expenses for these subsidiaries are translated using rates that approximate those in effect during the period. Gains and losses from these translations are recognized as a cumulative translation adjustment in “Accumulated other comprehensive loss” in stockholders’ equity (deficit) in the Consolidated Balance Sheets.
The Company remeasures monetary assets and liabilities that are not denominated in the functional currency at exchange rates in effect at the end of each period.

Revenue Recognition
Revenue recognition
Product revenue includes revenue from the sale of Voyager Tracker and customized components of Voyager Tracker, individual part sales for certain specific transactions, and sale of term-based software licenses. Term-based software licenses are deployed on the customers’ own servers and have significant standalone functionality.
Service revenue includes revenue from shipping and handling services, subscription fees from licensing subscription services, and maintenance and support services in connection with the term-based software licenses. Our subscription-based enterprise licensing model typically has contract terms ranging from one to two years and consists of subscription fees from the licensing of subscription services. Our hosted on-demand service arrangements do not provide customers with the right to take possession of the software supporting the hosted services. Support services include ongoing security updates, upgrades, bug fixes, and maintenance.
We recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which we expect to be entitled to in exchange for those goods or services by following a five-step process, (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when or as the Company satisfies a performance obligation, as further described below.
Identify the contract with a customer: A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights regarding the products and services to be transferred and identifies the payment terms related to these products and services, (ii) the contract has commercial substance and, (iii) the Company determines that collection of substantially all consideration for products and services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration. In assessing the recognition of revenue, we also evaluate whether two or more contracts should be combined and accounted for as one contract and if the combined or single contract should be accounted for as multiple performance obligations which could change the amount of revenue and profit (loss) recorded in a period. Change orders may include changes in specifications or design, manner of performance, equipment, materials, scope of work, and/or the period of completion of the project. We analyze change orders to determine if they should be accounted for as a modification to an existing contract or a new stand-alone contract.
Contracts we enter into with our customers for sale of Voyager Trackers are generally under two different types of arrangements: (1) purchase agreements and equipment supply contracts (“Purchase Agreements”) and (2) sale of individual parts of the Voyager Tracker.
Change orders from our customers are generally modifications to existing contracts and are included in the total estimated contract revenue when it is probable that the change order will result in additional value that can be reliably estimated and realized.
Identify the performance obligations in the contract: We enter into contracts that can include various combinations of products and services, which are either capable of being distinct and accounted for as separate performance obligations or as one performance obligation since the majority of tasks and services are part of a single project or capability. However, determining whether products or services are considered distinct performance obligations that should be accounted for separately versus together may sometimes require significant judgment.
Our Purchase Agreements typically include two performance obligations- 1) Voyager Tracker or customized components of Voyager Tracker, and 2) shipping and handling services. The deliverables included as part of the Voyager Tracker are predominantly accounted for as one performance obligation, as these deliverables are part of a combined promise to deliver a project.
The revenue for shipping and handling services will be recognized over time based on progress in meeting shipping terms of the arrangements, as this faithfully depicts the Company’s performance in transferring control.
Sale of individual parts of Voyager Tracker for certain specific transactions includes multiple performance obligations consisting of individual parts of the Voyager Tracker. Revenue is recognized for parts sales at a point in time when the obligations under the terms of the contract with our customer are satisfied. Generally, this occurs with the transfer of control of the asset, which is in line with shipping terms.
Determine the transaction price: The transaction price is determined based on the consideration to which we will be entitled in exchange for transferring services to the customer. Such amounts are typically stated in the customer contract, and to the extent that we identify variable consideration, we will estimate the variable consideration at the onset of the arrangement as long as it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The majority of our contracts do not contain variable consideration provisions as a continuation of the original contract. None of our contracts contain a significant financing component. Taxes collected from customers and remitted to governmental authorities are not included in revenue.
Allocate the transaction price to performance obligations in the contract: Once we have determined the transaction price, we allocate the total transaction price to each performance obligation in a manner depicting the amount of consideration to which we expect to be entitled in exchange for transferring the good(s) or service(s) to the customer. We allocate the transaction price to each performance obligation identified in the contract on a relative standalone selling price basis.
We use the expected cost-plus margin approach based on hardware, labor, and related overhead cost to estimate the standalone selling price of the Voyager Tracker, customized components of Voyager Tracker, and individual parts of Voyager Tracker for certain specific transactions. We use the adjusted market assessment approach for all other performance obligations except shipping, handling, and logistics. For shipping, handling, and logistics performance obligations, we use a residual approach to calculate the standalone selling price, because of the nature of the highly variable and broad range of prices we charge to various customers for this performance obligation in the contracts.
Recognize revenue when or as the Company satisfies a performance obligation: For each performance obligation identified, we determine at contract inception whether we satisfy the performance obligation over time or at a point in time. Voyager Tracker and customized components of Voyager Tracker performance obligations in the contract are satisfied over-time as work progresses for its custom assembled Voyager Tracker, utilizing an input measure of progress determined by cost-to-cost measures on these projects as this faithfully depicts our performance in transferring control. Additionally, our performance does not create an asset with an alternative use, due to the highly customized nature of the product, and we have an enforceable right to payment for performance completed to date. Our performance obligations for individual part sales for certain specific transactions are recognized point-in-time as and when control transfers based on the Incoterms for the contract. Our performance obligations for term-based software licenses are recognized point-in-time as and when control transfers, either upon delivery to the customer or the software license start date, whichever is later. Our performance obligation for shipping and handling services is satisfied over-time as the services are delivered over the term of the contract. We recognize subscription services sales/other services on a straight-line basis over the contract period. With regard to support revenue, a time-elapsed method is used to measure progress because we transfer control evenly over the contractual period. Accordingly, the fixed consideration related to support revenue is generally recognized on a straight-line basis over the contract term.
Contract assets and liabilities: The timing of revenue recognition, billing, and cash collection results in the recognition of accounts receivable, unbilled receivables for revenue recognized in excess of billing, and deferred revenue in the Consolidated Balance Sheets. We may receive advances or deposits from our customers before revenue is recognized, resulting in contract liabilities, which are reflected as “deferred revenue” on our Consolidated Balance Sheets.
Cost of revenue consists primarily of costs related to raw materials, freight and delivery, product warranty, and personnel costs (salaries, bonuses, benefits, and stock-based compensation). Personnel costs in cost of revenue include both direct labor costs as well as costs attributable to any individuals whose activities relate to the procurement, installment, and delivery of the finished product and services. Deferred cost of revenue results from the timing differences between the costs incurred in advance of the satisfaction of all revenue recognition criteria consistent with our revenue recognition policy.

Research and development
Research and development
Research and development costs are expensed as incurred and consist primarily of personnel costs, including salaries, bonuses, benefits, and stock-based compensation, along with other costs related to development of new products and services, as well as enhancing system performance, improving product reliability, reducing product cost, and simplifying installation. Research and development costs also include depreciation and allocated overhead.

Advertising costs	Advertising costs Advertising costs are expensed as incurred and are included in selling and marketing expenses in the accompanying consolidated statements of operations and comprehensive loss.
Concentration of Credit Risk
Concentrations of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash and accounts receivable.
We regularly maintain cash balances with various financial institutions that exceed federally insured amounts, but we have experienced no losses associated with these amounts to date.
The Company extends credit to customers in the normal course of business, often without requiring collateral. The Company performs credit analyses and monitors the financial health of its customers to reduce credit risk.
The Company’s accounts receivables are derived from revenue earned from customers primarily located in the U.S. and in the Asia Pacific region. No country other than the U.S. accounts for 10% or more of our revenue. Most of our customers are project developers, solar asset owners and engineering, procurement and construction (“EPC”) contractors that design and build solar energy projects. Often times, as discussed further in “Note 4. Accounts receivable, net”, a small number of customers account for a significant portion of our outstanding receivables period end and our total revenue for the year.

Fair Value of Financial Instruments
Fair value of financial instruments
Our financial instruments consist of cash, cash equivalents, restricted cash, accounts receivable, accounts payable, and debt obligations. Cash, cash equivalents, accounts receivable and accounts payable are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date. The carrying values of debt obligations bearing variable rates of interest are also considered to approximate fair value due to applicable interest rates resetting to market rates periodically. The fair value of our fixed-rate debt obligations will be impacted by changes in market rates for similar debt subsequent to our initial borrowings.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. A hierarchy for inputs used in measuring fair value has been defined to minimize the use of unobservable inputs by requiring the use of observable market data when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on active market data. Unobservable inputs we select reflect our assumptions about what market participants would use in pricing the asset or liability based on the best information currently available.
The fair value hierarchy prioritizes the inputs into three broad levels:
•	Level 1: Quoted (unadjusted) prices in active markets for identical assets or liabilities.
•
Level 2: Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

•	Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
We account for long-term debt on an amortized cost basis.

Reclassifications
Reclassifications
Certain prior year amounts in our balance sheet and income statement, along with supporting notes, have been reclassified to conform to the current year presentation, which provides additional captions compared to the prior year. In addition, we have separately disclosed cash payments for offering costs in 2020 in our cash flow statement.

Recent Accounting Pronouncements
Recent accounting pronouncements
Recently adopted accounting standards
In December 2019, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 removes certain exceptions related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. ASU 2019-12 also amends other aspects of the guidance to help simplify and promote consistent application of GAAP. We adopted ASU 2019-12 in the first quarter of 2021, and the adoption had no material impact to our consolidated financial statements.
New accounting pronouncements not yet adopted
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the impairment model for most financial assets and requires the use of an expected loss model in place of the currently used incurred loss method. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. The update to the standard is effective for the Company for its fiscal year beginning after December 15, 2022, to the extent the Company remains an emerging growth company, and early adoption is permitted. The Company does not expect the adoption of ASU 2016-13 to have a material impact on its consolidated financial statements.